UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2010

CLST Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17304 Preston Road, Suite 420

Dallas, Texas, 75252

 (Address of principal executive offices including Zip Code)

(972) 267-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On February 18, 2010, Red Oak Fund, L.P. and certain of its affiliates (“Red Oak”) filed its Application for Temporary Restraining Order and Motion for Expedited Discovery and a Briefing Schedule for a Temporary Injunction (“Application for TRO”).  By its Application for TRO, Red Oak sought to prevent CLST Holdings, Inc. (the “Company”) from filing a certificate of dissolution with the Delaware Secretary of State on February 26, 2010, as the Company had previously disclosed in its Form 8-K filed on February 9, 2010.  The hearing on Plaintiffs’ Application for TRO was held on February 23, 2010.

On February 24, 2010, the Court granted Red Oak’s Application for TRO and, pursuant to the Temporary Restraining Order and Order Granting Motion for Expedited Discovery (the “TRO”), the Court ordered, among other things, that the Defendants (CLST Holdings, Inc., Robert Kaiser, Timothy Durham, and David Tornek) and their agents are restrained from filing the certificate of dissolution for the Company on or before midnight on Wednesday, March 10, 2010, or until further order of the Court.  The TRO is furnished herewith as Exhibit 99.1.  The Company also issued a press release announcing the issuance of the TRO on February 25, 2010.  The press release is furnished herewith as Exhibit 99.2.

Due to the Court’s issuance of the TRO, the Company will not be able to file a certificate dissolution with the Delaware Secretary of State on February 26, 2010.  Accordingly, the trading of the company’s stock on the Pink Sheets will not cease on the close of business on February 26, 2010, as previously announced.  The Company will be unable to file a certificate of dissolution on or before March 10, 2010 or until further order of the Court, and will be under a court order to hold its Annual Meeting on March 23, 2010.  The Company expects to appeal the Court’s order to hold its Annual Meeting, and is considering its options with respect to the TRO.

Under the Company’s plan of dissolution, the certificate dissolution must be filed on or before March 26, 2010.  If the Company does not file its certificate of dissolution on or before March 26, 2010, the Company believes it is likely that dissolution and winding up of the Company will require a stockholder’s meeting to authorize a new plan of dissolution.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain information included herein may constitute “forward-looking” statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, litigation results or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. When used in this report, the words “anticipates,” “estimates,” “believes,” “continues,” “expects,” “intends,” “may,” “might,” “could,” “should,” “likely,” “plan,” and similar expressions are intended to be among the statements that identify forward-looking statements. Statements of various factors that could cause the actual results, performance or achievements of the Company or future events relating to the Company to differ materially from the Company’s expectations (“Cautionary Statements”) are disclosed, including, without limitation, those discussed in the “Risk Factors” section in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2008, as amended and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2009, as amended, those statements made in conjunction with the forward-looking statements and otherwise herein. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the Cautionary Statements. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

99.1	Temporary Restraining Order and Order Granting Motion for Expedited Discovery dated February 24, 2010.

99.2	CLST Holdings, Inc. Press Release dated February 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

Dated: February 25, 2010	By:	/s/ Robert A. Kaiser
Robert A. Kaiser
President and Chief Executive Officer